                                    EXHIBIT 1

                      STATEMENT PURSUANT TO RULE 13D-1 (F)


     The undersigned parties hereto, CHRISTOPHER A. JOHNSTON, RAYMOND J.
MINELLA, BERENSON, MINELLA & COMPANY, L.P., BERENSON MINELLA INVESTMENT
PARTNERSHIP, L.P. NO. VI, BERENSON CORP., MINELLA CORP., JEFFREY L. BERENSON,
RICHARD P. JOHNSTON, JAYNE JOHNSTON, RPJ/JAJ PARTNERS, LTD., JOHNSTON FAMILY
CHARITABLE REMAINDER TRUST #3, DANNY EDWARDS, KENNETH J. WARREN, DAVID E.
JOHNSTON, BENNETT DORRANCE, DREW M. BROWN, MARK N. SKLAR, DMB PROPERTY VENTURES
LIMITED PARTNERSHIP, DMB GP, INC. and BENNETT DORRANCE, TRUSTEE OF THE BENNETT
DORRANCE TRUST DATED APRIL 21, 1989 hereby consent and agree to file a joint statement on Schedule 13(G) (Amendment No. 1) under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such Schedule 13(G) (Amendment No. 1), thereby incorporating the same into such Schedule 13(G)(Amendment No. 1).
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
BERENSON, MINELLA & COMPANY, L.P.                             RPJ/JAJ PARTNERS, LTD.



By: /s/ Gregg Feinstein                                       By: /s/ Richard P. Johnston
   --------------------------------------------                  --------------------------------------------

      Gregg Feinstein, Authorized Signer                             Richard P. Johnston, General Partner

Dated:  2/9/99                                                Dated:   2/9/99
      -----------------------------------------                     -----------------------------------------



DMB PROPERTY VENTURES LIMITED                                 DMB GP, INC.
     PARTNERSHIP

DMB GP, INC., general partner


By:  /s/ Timothy A. Kaehr                                     By:  /s/ Timothy A. Kaehr
   --------------------------------------------                  --------------------------------------------

Title: Executive Vice President                               Title: Executive Vice President
      -----------------------------------------                     -----------------------------------------

Dated: 2/12/99                                                Dated: 2/12/99
      -----------------------------------------                     -----------------------------------------


/s/ Christopher A. Johnston                                   /s/ Raymond J. Minella
-----------------------------------------------               -----------------------------------------------
Christopher A. Johnston                                       Raymond J. Minella

Dated:   2/10/99                                              Dated:   2/8/99
      -----------------------------------------                     -----------------------------------------


/s/ Jeffrey L. Berenson                                       /s/ Richard P. Johnston
-----------------------------------------------               -----------------------------------------------
Jeffrey L. Berenson                                           Richard P. Johnston

Dated:   2/8/99                                               Dated:    2/8/99
      -----------------------------------------                     -----------------------------------------
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
/s/ Jayne Johnston                                            /s/ Danny Edwards
-----------------------------------------------               -----------------------------------------------
Jayne Johnston                                                Danny Edwards

Dated:  2/8/99                                                Dated:  2/8/99
      -----------------------------------------                     -----------------------------------------



/s/ Kenneth J. Warren                                         /s/ David E. Johnston
-----------------------------------------------               -----------------------------------------------
Kenneth J. Warren                                             David E. Johnston

Dated:   2/12/99                                              Dated:   2/8/99
      -----------------------------------------                     -----------------------------------------



/s/ Bennett Dorrance                                          /s/ Drew M. Brown
-----------------------------------------------               -----------------------------------------------
Bennett Dorrance                                              Drew M. Brown

Dated:   2/14/99                                              Dated:   2/9/99
      -----------------------------------------                     -----------------------------------------


/s/ Mark N. Sklar                                             /s/ Bennett Dorrance
-----------------------------------------------               -----------------------------------------------
Mark N. Sklar                                                 Bennett Dorrance, Trustee of the
                                                                 Bennett Dorrance Trust

Dated:   2/9/99                                               Dated:   2/14/99
      -----------------------------------------                     -----------------------------------------


/s/ Richard P. Johnston                                       /s/ Jayne Johnston
-----------------------------------------------               -----------------------------------------------
Richard P. Johnston, trustee of Johnston Family               Jayne Johnston, trustee of Johnston Family
 Charitable Remainder Trust #3                                  Charitable Remainder Trust #3
                                                                 Bennett Dorrance Trust

Dated:  2/8/99                                                Dated:  2/8/99
      -----------------------------------------                     -----------------------------------------
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


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
BERENSON MINELLA INVESTMENT                                   BERENSON CORP.
 PARTNERSHIP, L.P. NO. VI


By: /s/ Gregg Feinstein                                       By: /s/ Jeffrey L. Berenson
   --------------------------------------------                  --------------------------------------------
     Gregg Feinstein, Authorized Signer                       Jeffrey L. Berenson, Shareholder

Dated:   2/9/99                                               Dated:   2/9/99
      -----------------------------------------                     -----------------------------------------



MINELLA CORP.


By: /s/ Raymond J. Minella
   --------------------------------------------
     Raymond J. Minella, Shareholder

Dated:   2/9/99
      -----------------------------------------
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